Supplement dated May 1, 2025 to the following Minnesota Life Prospectuses dated May 1, 2025:

•	Variable Adjustable Life
•	Variable Adjustable Life-SD
•	Variable Adjustable Life Horizon
•	Variable Adjustable Life Summit
•	Variable Adjustable Life Survivor

This supplement updates certain information related to the ongoing administration and servicing of the policies described in the above-listed prospectuses. Part of the information contained in this supplement is effective from May 1, 2025, through August 1, 2025. The first part of the supplement will no longer be in effect starting August 2, 2025. As noted below, the second part of the supplement discloses changes commencing on August 1, 2025.

Background: Reinsurance and Change of Administrator

Effective April 1, 2022, Minnesota Life Insurance Company entered into an agreement with S.USA Life Insurance Company, part of Prosperity Life Insurance Group LLC (“Prosperity”), to reinsure and administer a block of life insurance policies that are no longer sold, which includes the above-listed policies. Commencing on or about August 1, 2025, (the “Conversion Date”) administration of these policies will be handled by Prosperity’s vendor, EXL Service Technology Solutions LLC (“EXL” or Our “Designated Service Provider”).

Your May 1, 2025, prospectus discloses certain changes that will take place as a result of the transfer in administration to Prosperity and EXL. These changes include updates to contact information for submitting transactional and service requests, certain transactional fee reductions and some administrative procedure changes. After the Conversion Date, all requests or inquiries, whether made via telephone, facsimile, online, or in writing, must be submitted to EXL. Requests or inquiries transmitted to Minnesota Life Insurance Company’s principal place of business (often referred to as Our “Home Office”) after the Conversion Date will be forwarded to EXL and will not be considered in good order until received by EXL and all other processing requirements are met.

No terms, conditions, or benefits of your life insurance policy have been changed. Your rights as an owner are not affected.

Until the Conversion Date, the May 1, 2025, prospectus is modified as described below.

Contact Information

Through the Conversion Date, all servicing requests should continue to be directed to Us using the following contact information:

Mailing Address:

Minnesota Life Insurance Company,

400 Robert Street North,

Saint Paul,

MN 55101

Telephone:

1-844-208-2412

Facsimile:

651-665-6955

Changes Commencing on or After the Conversion Date

Beginning the day after the Conversion Date (August 2, 2025), all requests should be submitted to Our Designated Service Provider using the contact information provided in your May 1, 2025, prospectus.

Reduction of Transactional Charges

Commencing on the Conversion Date, the current charge we assess for the below transaction types is reduced to $0. The maximum charge that we reserve the right to assess for each transaction type remains unchanged after the Conversion Date.

	Current Transfer Charge		Current Policy Adjustment Charge		Current Partial Surrender Policy Adjustment
	Through July 31, 2025	Starting August 1, 2025	Through July 31, 2025	Starting August 1, 2025	Through July 31, 2025	Starting August 1, 2025
VAL	$0	$0	$25	$0	Lesser of 2% or $25	$0
VAL Horizon	$10	$0	$25	$0	Lesser or 2% or $25	$0
VAL SD	$10	$0	$95	$0	Lesser of 2% or $95	$0
VAL Summit	$10	$0	$25	$0	Lesser of 2% or $25	$0
VAL Survivor	$10	$0	$95	$0	Lesser of 2% or $25	$0

Administrative Procedure Changes

Commencing on the Conversion Date

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When processing loan payments, Minnesota Life has the right to apply loan payments first to any balances attributable to the General Account. Minnesota Life currently enforces this restriction, but intends to waive this requirement commencing on the Conversion Date and will instead allocate loan repayments in accordance with your instructions. If you do not provide specific allocation instructions, We will allocate loan repayments to the Guaranteed Principal Account Actual Cash Value and separate account Actual Cash Value in the same proportion that those values bear to each other and, as to the Actual Cash Value in the separate account, to each sub-account in the proportion that the Actual Cash Value in such sub-account bears to Your Actual Cash Value in all of the sub-accounts.

•

Minnesota Life currently accepts certain policy loan requests via telephone. Commencing on or around the Conversion Date, We will no longer accept loan requests via telephone and policy loans may only be requested in writing by mail or via facsimile.

Please retain this supplement for future reference.

F109082 04-2025